UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

MobileIron, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36471	26-0866846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MobileIron, Inc.

415 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 919-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K is being filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the adoption and commencement of certain material compensatory plans, contracts or arrangements between MobileIron, Inc. (the “Company” or “we,” “us” or “our”) and Barry Mainz, our Chief Executive Officer, and Simon Biddiscombe, our Chief Financial Officer, who are named executive officers of the Company for purposes of this Current Report on Form 8-K.

On January 31, 2017, our Compensation Committee of the Board of Directors of the Company (the “Committee”) approved the following changes in compensation for Messrs. Mainz and Biddiscombe:

Mr. Mainz received an increase in base salary from $500,000 to $520,000, effective as of February 1, 2017, and an RSU grant of 400,000 shares, which was effective as of January 31, 2017 and vests ratably on a quarterly basis over four years, subject to his continued service. His target performance bonus for 2017 will be $520,000.

Mr. Biddiscombe received an increase in base salary from $400,000 to $415,000, effective as of February 1, 2017, and an RSU grant of 250,000 shares, which was effective as of January 31, 2017 and vests ratably on a quarterly basis over four years, subject to his continued service. His target performance bonus for 2017 will be $186,750.

The target performance bonuses were approved based on the Committee’s assessment of each individual’s position, as well as compensation for competitive positions at companies in peer group established annually by the Committee. The equity awards were approved pursuant to and in accordance with the terms and conditions of the Company’s Amended and Restated 2014 Equity Incentive Plan, the current form of Restricted Stock Unit Award Agreement, as previously filed with the SEC.

Item 8.01.            Other Events.

On April 22, 2010, the Company entered into a Resale Agreement (the “Resale Agreement”) with AT&T Services, Inc. (“AT&T”) pursuant to which AT&T became our largest services provider partner. The Resale Agreement is subject to a confidential treatment order from the SEC dated June 29, 2016. The Company has submitted a confidential treatment request to the SEC with respect to certain portions of subsequent amendments and supplements to the Resale Agreement (the “Amendments”).

The foregoing description of the Amendments is qualified in its entirety by reference to the text of the Amendments, a copy of which is filed in redacted form herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)                                  Exhibits

Exhibit No.	Description
99.1*	Amendments to Resale Agreement, by and among the Company and AT&T Services, Inc., various dates.

*Confidential treatment requested as to certain portions of this exhibit, which portions are omitted and filed separately with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MobileIron, Inc.

Dated: February 6, 2017
	By:	/s/ Laurel Finch
Laurel Finch
Vice President, General Counsel, Chief Compliance Officer and Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1*	Amendments to Resale Agreement, by and among the Company and AT&T Services, Inc., various dates.

*Confidential treatment requested as to certain portions of this exhibit, which portions are omitted and filed separately with the Securities and Exchange Commission.

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